SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported):                                         September 9, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure

This is an optional filing made disclose the event reported below. It is not a filing required by Regulation FD.

On September 9, 2003, the registrant issued a press release announcing a quarterly cash dividend. A copy of the release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, and Exhibits.

(c) Exhibits.

99     Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date: September 9, 2003	By:	/s/ Terry L. Troupe
Terry L. Troupe Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release

4